Exhibit 99.1
March 16, 2009 Company Update Barry D. Quart, PharmD President & Chief Executive Officer

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea’s goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea’s most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors.” All forward-looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise.

Investment Highlights Addressing multi-billion-dollar markets HIV Cancer Gout Inflammation Efficacy results in gout program will be presented at Analyst/Investor Day in New York in April – Phase 1 results with RDEA594 – Phase 2a results with RDEA806 Anticipate initiation of Phase 2 with RDEA594 in 2Q09, with results in 4Q09 Multiple partnering opportunities in 2009 Closed $30.6M PIPE financing in December 2008 Cash sufficient to fund operations into 2Q10, not including partnering revenue

Pipeline Addresses Major Markets Discovery Preclinical Phase 0/1 Phase 2 Phase 3 A B RDEA806 Gout RDEA594 Gout 2rd Gen URAT1 Gout RDEA806 NNRTI for HIV RDEA427 NNRTI for HIV RDEA119 MEKI for Cancer RDEA119 MEKI + sorafenib for Cancer RDEA119/ Inflammation RDEA436

GOUT

RDEA806 Significantly Reduced Serum Uric Acid in Phase 1 MAD Study 1 Placebo 500 mg bid 0.5 400 mg MR bid 300 mg bid 0 Serum UA reduction in 2 -0.5 patients with hyperuricemia ge in SUA -1was the largest mg/dL)in the study; on ( Chan -1.5 the last day of *dosing, every * patient met the -2 * * * * regulatory * criteria of SUA * * <6 mg/dL -2.5 -3 Day 0 Day 3 Day 7 Day 10/14 Follow-up * p<0.001 Treatment Day

Hyperuricemia/Gout — Unmet Medical Need Gout is caused by abnormally elevated levels of uric acid (>6.8 mg/dL) Painful and debilitating disease – Attacks of severe pain/Inflammation – Disfiguring nodules (tophi) Kidney damage (nephropathy) Increasing incidence and severity in U.S. (over 5,000,000 patients) – 288% increase in gout related hospitalizations from 1988-2005[1]
–$ 11.2 billion hospitalization cost in 2005[1] Only one new approved drug in the US for hyperuricemia in over 40 years Hyperuricemia linked to elevated CRP, hypertension and possibly other cardiovascular risk factors[2] ~90% of patients are “under-excretors” of uric acid Defect in urate transporter recently found to be genetically linked to gout[3] [1]Ann Rheum Dis 2008;67(Suppl II):96; [2] JAMA. 2008;300(8):924-932 [3]Nature Genetics 40, 437 — 442 (2008)

Linear Relationship Between Serum Uric Acid and CRP NHANES III & NHANES 1999-2002 Linear dose-response pattern between sUA and logCRP for sUA concentrations above 4 mg/dL Upper 95% CI (mg/dL) p < 0.001 Log CRP Lower 95% CI NHANES III n = 18,723 NHANES 99-2002 n = 7,401 Serum Uric Acid (mg/dl) 2007 ACR Abstract 759

Allopurinol Produced Blood Pressure Reductions in Newly Diagnosed Adolescents with Hypertension Randomized, double-blind, placebo-controlled, crossover trial involving 30 adolescents (aged 11-17 years) who had newly diagnosed, never-treated stage 1 essential hypertension and hyperuricemia. Results From 4-Week Treatment Period Parameter Placebo Allopurinol P-value Casual Systolic BP -2.0 -6.9 .009 Casual Diastolic BP -2.4 -5.1 .05 24-hr Systolic BP 0.8 -6.3 .001 24-hr Diastolic BP -0.3 -4.6 .004 Hypertensive 97% 33% .001 D Feig, B Soletsky, R Johnson. JAMA. 2008;300(8):924-932 (doi:10.1001/jama.300.8.924)

Competitive Landscape Allopurinol – 40 year old generic xanthine oxidase inhibitor; 21% response rate and 8% SAEs in contemporary study,[1] and 0.4% incidence of hypersensitivity, which is 20-25% fatal[2] Febuxostat (ULORIC® Takeda) – Approved by FDA in February 2009 in US for chronic gout management – In Phase 3, the 120 mg/day dose had more discontinuations and withdrawals for abnormal liver enzymes than with allopurinol [1] – Current Phase 3 shows 40 mg febuxostat equivalent to allopurinol and 80 mg febuxostat significantly superior; about half of patients with high starting sUA respond at 6 months to 80 mg febuxostat[3] – The combination of febuxostat and RDEA594 should be highly synergistic Puricase (Savient) – IV infusion of PEG-modified recombinant pig uricase – Infusion reactions/anaphylaxis will limit use to treatment of severe gout that is refractory to conventional therapy [1]Becker et al. N Engl J Med 2005;353:2450-61; [2] Ann Rheum Dis 2008;67(Suppl II):431 [3]2008 ACR

Transporters Found in Kidney Proximal Tubule Cells Multiple transporters play important roles in uric acid transport and the occurrence of gout – URAT1 previously identified as the most important transporter for uric acid – Mutations in ABCG2, SLC17A3, and SLC2A9 recently identified as linked to a higher risk of gout* RDEA594 blocks URAT1 *The Lancet 372;9654: 1953-1961 December2008 Figure from Dalbeth and Merriman. Rheumatology December 24, 2008

RDEA594, a Metabolite of RDEA806, is Believed to be Responsible for Uric Acid Lowering


~100% of uric acid is initially filtered through glomerular filtration
RDEA594
URAT1
<99%
Reabsorption
Proximal Tubule
Secretion (~50%)
Reabsorption (~10% fine tuning)
Increased Excretion

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

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Ardea Biosciences

RDEA594 Shows Dose Proportional Increases in AUC and Cmax Following Single Oral Doses 200 AUC 30 Cmax 160 25 g/ml) 120 20 (hr*u (ug/ml) AUClast 15 80 Cmax 10 40 Fed 5 Fed 0 0 0 200 400 600 0 200 400 600 Dose (mg) Dose (mg) Fed condition: 100, 400, 600 mg Fasting condition: 25, 100, 200 mg

Mean Change in 24-Hour Serum Uric Acid After Single Doses of RDEA594 and Comparators in NHV +10%) 100 0 ( Baseline -10 vs -20 C AU 100 100 sUA -30 70 fasted fed in ange -40 Ch -50 50 Mean 800 25 100 200 400 600 10 20 40 80 RDEA806 RDEA594 Benzbromarone EC Tab. Sol. Uric acid lowering increases with multiple dosing Fed condition: RDEA806 EC tab 800 mg; RDEA594 sol.100, 400, 600 mg Fasting condition: RDEA594 sol.25, 100, 200 mg; all benzbromarone doses Benzbromarone, a URAT1 transport inhibitor, was a popular drug for the treatment of gout outside the US; results were published without error bars Results are placebo corrected, where available *Jain, Ryan, McMahon, Noveck. Arthritis and Rheumatism 17:149-157 1974

RDEA594 Phase 2 Evaluations During 2009 Phase 2 Dose Response, Safety & Efficacy Study – Three doses of RDEA594 compared to allopurinol/placebo Renal Impairment and Pharmacodynamic Study of RDEA594 – Safety, tolerability, pharmacokinetics, and impact on sUA in subjects with various degrees of renal insufficiency Allopurinol Drug-Drug Interaction and Pharmacodynamic Study – Assessment of possible pharmacokinetic interactions and potential synergistic reduction of sUA Febuxostat Drug-Drug Interaction and Pharmacodynamic Study – Assessment of possible pharmacokinetic interactions and potential synergistic reduction of sUA

RDEA594 Phase 2 Dose Response, Safety & Efficacy Study Population: · gout patients with hyperuricemia (serum uric acid 8 mg/dL) • total of 180 patients in 5 treatment arms Duration: 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up Endpoint: Proportion of subjects with sUA level < 6.0 mg/dL at Day 28 21 days 2 weeks 4 weeks 2 weeks Screening Colchicine Treatment Period Arm 1: RDEA594 Low Dose – 40 pts Off drug Randomize if No gout flare during Arm 2: RDEA594 Medium Dose – 40 pts Off drug 2 weeks of colchicine Arm 3: RDEA594 High Dose – 40 pts Off drug Arm 4: Allopurinol – 40 pts Off drug Arm 5: Placebo – 20 pts Off drug

RDEA594: Lead Product Candidate for Gout RDEA594 inhibits the URAT1 renal transporter, without significant effects on other renal transporters (no clinically significant interactions with OAT1 & OAT3), and it has no antiviral activity at target levels
RDEA594 is a metabolite of RDEA806 in man and all animal species (9 -month monkey and 6-month rat studies completed with RDEA806) 28-day safety studies completed with RDEA594 and chronic toxicity stdies are underway Clinical Milestones: Small Phase 2a study with RDEA806 finishing this quarter- all further gout studies will be conducted with RDEA594 Phase 1 SAD study with RDEA594 completed Phase 1 MAD study will be completed 1Q09 Phase 2 planned for 2Q09

HIV

RDEA806 vs. Target Product Profile From preclinical through Phase 2a results to-date, RDEA806 appears to be a good candidate to meet the desired Target Product Profile Highly active against efavirenz-resistant strains High genetic barrier to resistance Better safety profile than efavirenz Reduced CNS toxicity Improved lipid profile Easy to formulate in combination pill Long enough half-life for once daily dosing (10-13 hrs) Can be used in combination with current drugs with reduced concern for significant drug interactions Limited metabolism by CYP450 No significant inhibition or induction of CYP450 Not metabolized by CYP450 2B6 (no pk issue in African-Americans) No reproductive toxicity, so safer for women Three-step synthesis for reasonable COGS 19

HIV Infection Demographics Support Target Product Profile 20 *Estimates Out of 56,300 New Cases in 2006; CDC, New Estimates of HIV Infections

RDEA806 Phase 2a Median Change in Viral Load* 0.5 Last Dose Placebo 0.0 0 5 10 15 20 400 mg BID Days 600 mg QD -0.5 800 mg QD 1000 mg QD -1.0 Percent Patients > 1 log Decrease < 400 copies/ml -1.5 Placebo 0 0 400 mg BID Capsules — Fasted 100% 56% -2.0 600 mg QD Capsules — Fasted 78% 33% 800 mg QD Tablets — Fed 100% 67% 1000 mg QD Tablets — Fasted 100% 44% * Viral load reduction censored in 4 patients who reached 50 copies/ml LOQ of assay and some patients started on triple therapy prior to follow-up visit 21

RDEA806 Safety and Tolerability No serious adverse events or premature discontinuations Adverse events generally mild (grade 1) with no required intervention; no grade 3/4 adverse events No indication of CNS toxicity and no drug related rash No clinically significant laboratory abnormalities No apparent effects on lipid profile No clinically relevant ECG findings Thorough QT study demonstrated that RDEA806 had no effects on cardiac repolarization (QTcI), heart rate, PR and QRS interval duration or cardiac morphology. In the TQT study, no differences in pharmacokinetics were observed between Caucasians and African-Americans 22

Tablet Size Comparisons of Coformulated RDEA806


SUSTIVA

RDEA806 800 mg + TRUVADA®	RDEA806 600 mg + TRUVADA®	ATRIPLA™ Sustiva 600 mg + Truvada®	SUSTIVA® 600 mg	INTELENCE™ 100 mg	RDEA806 200 mg

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Ardea Biosciences

No Impact of RDEA806 on Emtricitabine or Tenofovir in Truvada Time-Concentration Profiles in Plasma Emtricitabine Tenofovir 1.8 g/mL) 0.25 1.6 /mL) 1.4 0.20 (µ 1.2 (µg entration ntration 0.15 1.0 0.8 0.10 0.6 Conc Conce 0.4 0.05 0.2 0.00 0.0 0 6 12 18 24 30 36 42 48 54 60 66 72 0 6 12 18 24 30 36 42 48 54 60 66 72 Time (hr) Time (hr) Truvada only dosing Truvada and 800 mg QD RDEA806 x 4 days No changes in RDE806 plasma levels observed when co-administered with Truvada or ritonavir 24

RDEA427 Has Superior Resistance Profile to Other NNRTIs 160 r Wt 120 e 80 ld Change ov 40 o F RDEA427 0 IDX899 TMC278 Etravirine Different structural class than RDEA806 Lower protein shift than other NNRTIs and broad spectrum coverage of resistant strains Based on an iv micro-dosing study in humans: RDEA427 has a 40 hour half-life; its active metabolite has a >50 hour half-life 25

Cancer and Inflammation 26

The Age of Targeted Cancer Treatments GF Herceptin, Erbitux RTK Tarceva Proliferation Ras Angiogenesis Differentiation Raf Nexavar Apoptosis ARRY-142886 (Ph 2) MEK XL518 (Ph 1) RDEA119 (Ph 1)* c-Myc Bcl-2 c-Jun Elk-1 Mcl-1 PDE4 cPLA2 ERK2 ERK2 MNK1/2 MAPKAPK1/3 27 *Only MEK inhibitor in clinic without large pharma partner

RDEA119 is Potent, Highly Specific MEK Inhibitor MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** MEK1 & MEK2 MEK1 & MEK2 100 100 80 80 Inhibition 60 60 Ron % 40 40 SRC 20 20 0 0 1 1 6 6 11 11 16 16 21 21 26 26 *Cell lines: Colo205, A375, A431, HT-29 31 ** In-house data 31 28

Hepatoma Cells Exhibit Resistance to Sorafenib –RDEA119 is Highly Active as a Single Agent h Range of clinical levels ll Deat ent Ce c Per HUH7 29 March 2009 Confidential Presentation to TOP

Sorafenib-Resistant Hepatoma Cells Show Remarkable Response to Combination Therapy ath e ent Cell D c Per 30

RDEA119 and Gemcitabine Synergistically Inhibit Growth of Human Cancer Lines Points below the isobolic line Indicate a synergistic interaction A549 NSCLC Cells MiaPaCa-2 – Pancreatic cancer 3 0.2 0.18 2.5 0.16 0.14 2 bine (µM) 0.12 Series2 19 (µM) Gemcita 0.1 Series1 RDEA1 1.5 0.08 0.06 1 0.04 Series2 0.02 0.5 0 Series1 0 2 4 6 8 10 12 14 0 RDEA119 (µM) 0 20 40 60 80 100 120 Gemcitabine(µM) G361 Melanoma Cells Human Breast Cancer Line MCF-7 15 0.3 13 (µM) 0.25 (µM) 11 0.2 9 RDEA119 RDEA119 7 0.15 Series2 Series2 5 0.1 Series1 Series1 3 0.05 1 0 -1 -100 100 300 500 700 900 1100 1300 1500 0 20 40 60 80 100 Gemcitabine(µM) Gemcitabine (µM) 31

RDEA119 Synergistic in Combination with Many Other Anti-Cancer Agents Potential Combinations Potential Therapeutic Areas Sorafenib Onyx/Bayer HCC Melanoma Gemcitabine Lilly Breast Myeloma Temozolomide Schering Pancreas Renal carcinoma Lapatinib GSK NSCLC Thyroid AKT inhibitors Merck, Others Colon RDEA119 Phase 1/2 combination trial with sorafenib in advanced cancer patients started in 4th quarter 2008 Multiple partnering opportunities for RDEA119 32

RDEA119-101 Concentration-Time Profiles at Steady State Shaded target plasma levels produced 3000 optimal efficacy in xenograft studies Daily Dose (mg) 1000 100 60 40 30 100 20 10 6 10 4 2 1 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (hr)

RDEA119 is Active in Multiple Models of Inflammatory Disease Rat paw edema model Collagen-induced arthritis in mice and rats (2008 EULAR) Adjuvant-induced Arthritis (2008 EULAR) Pristane-induced arthritis in rats (2008 EULAR) Monosodium urate crystal (uric acid) induced inflammation (2008 ACR) Trinitrobenzene sulfonic acid (TNBS)-induced colitis in mice (2008 DDW) Dextran sulfate sodium (DSS)-induced colitis in mice (2008 DDW) DSS-induced chronic colitis in mice (2008 ACG) 34

Financial Position Summary Statement of 17.9 million common Twelve Months shares outstanding Operations Ended (In thousands, except per share Dec. 31, 2008 data) 2008 cash usage* was $46.8 million – in line with guidance of $45 — $50 Revenue $ 304 million Operating expenses 56,779 Interest and other income 1,480 Anticipated 2009 cash usage $38 — $43 million NET LOSS $(54,995) NET LOSS PER SHARE $(3.79) Cash sufficient to fund operations into 2Q10, not Condensed Balance Sheet including partnering Dec. 31, Dec. 31, revenue Data 2008 2007 (In thousands) Multiple partnering opportunities Cash and equivalents $57,743 $66,215 Total assets $61,475 $68,840 Total stockholders’ equity $45,958 $63,739 *Excluding loan and sale of equity securities in December 2008 35

Near-Term Anticipated Milestones Drug Candidate Event Date Gout RDEA594 Phase 1 results 1Q09* RDEA806 Phase 2 results (PoC) 1Q09* RDEA594 Phase 2 start 2Q09 RDEA594 Phase 2 results 4Q09 2nd Gen URAT1 Inhibitor Clinical Candidate Selection 1H09 *Studies on schedule; data will be presented at Analyst/Investor Day in April HIV RDEA806 TQT Study results 1Q09 RDEA806 Phase 2b start post-partnering RDEA427 Phase 1 start post-partnering Cancer — Inflammation RDEA119 Phase 1/2 sorafenib combination start 4Q08 RDEA119 Phase 1 advanced cancer results 1H09 RDEA119 Phase 1/2 sorafenib combination results 2H09 RDEA119 or RDEA436 Phase 2a inflammatory disease start post-partnering 36

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